Subsequent Event	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Event

Note 22: Subsequent Event

On January 30, 2018, the Company announced that the Board of Directors intends to recommend to the Company’s shareholders the renewal of the authorization to repurchase up to a maximum of 10% of the Company’s issued common shares. It was also announced that, after such authorization and subject to general and market conditions, the Company intends to launch a buy-back program up to $700 million, representing an increase of $400 million versus the current program.

On February 20, 2018, the United States Supreme Court (the “Supreme Court”) ruled in favor of the Company and reversed the decision of the U.S. Court of Appeals for the Sixth Circuit, in Reese v. CNH Industrial N.V. and CNH Industrial America LLC (“Reese”), ruling that retirees are not necessarily entitled to a lifetime health care benefits under the terms of an expired collective bargaining agreement that included a general termination clause that applied to all benefits. We expect the case to be remanded to the trial court for entry of judgement for CNH Industrial and dismissal of the plaintiffs’ complaint. Once the district court enters judgement in this case, which we expect to occur during the first half of 2018, the Company intends to review the retiree health care benefits applicable to the retirees in the Reese case (the “Reese Retirees”). Modifications to, or elimination of, the existing retiree health care benefits for the Reese Retirees may result in a reduction or elimination of the related Company’s post-employment benefit obligations. At this stage, however, the Company has not taken a decision on how to implement the U.S. Supreme Court decision and therefore is currently unable to estimate its financial impact.